SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2018

Precision Therapeutics Inc.

(f/k/a Skyline Medical Inc.)

(Exact name of registrant as specified in charter)

Delaware	001-36790	33-1007393
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2915 Commers Drive, Suite 900

Eagan, Minnesota 55121

(Address of principal executive offices)

(651) 389-4800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into Material Definitive Agreement.

Effective April 1, 2018, the Company entered into a Consulting Agreement (the “Agreement”) with Mr. Richard Gabriel, who is a member of the Company’s Board of Directors. The term of the Agreement is six months, but the Company has the option to extend the Agreement for consecutive three-month periods. Under the Agreement, Mr. Gabriel will receive compensation of $12,000 per month in cash and a grant of 240,000 performance-restricted stock units under the Company’s Amended and Restated 2012 Stock Incentive Plan, with the vesting and payment of the restricted stock units based on certain performance milestones. The Agreement includes customary confidentiality provisions. As a result of the Agreement, Mr. Gabriel is no longer considered an independent director of the Company; however, the Company’s Board of Directors maintains a majority of independent directors, and all members of the Audit Committee, Compensation Committee and Governance/Nominating Committee are independent directors.

The foregoing summary of the Agreement is qualified in all respects by the Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by this reference.

Item 7.01	Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference, is a press release dated April 4, 2018.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)                Exhibits.

Exhibit No.	Description/Exhibit
10.1	Consulting Agreement dated effective as of April 1, 2018 by and between the Company and Richard Gabriel
99.1	Press Release of Precision Therapeutics Inc. dated April 4, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2018

PRECISION THERAPEUTICS INC.

By:	/s/ Bob Myers
Bob Myers
Chief Financial Officer